UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2023
PAYLOCITY HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 American Lane
Schaumburg, Illinois 60173
(Address of principal executive offices, including zip code)
(847) 463-3200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCTY	The NASDAQ Global Select Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Paylocity Holding Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on November 30, 2023. At the Annual Meeting, the Company’s stockholders approved the Paylocity Holding Corporation 2023 Equity Incentive Plan (the “2023 Incentive Plan”), which replaces the Company’s 2014 Equity Incentive Plan (the “Prior Plan”). The Company’s Board of Directors (the “Board”) unanimously approved the 2023 Incentive Plan on October 3, 2023, subject to stockholder approval.
The 2023 Incentive Plan provides for the grant of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, unrestricted stock, restricted stock units, performance units, performance shares (including performance stock units and other stock-based awards as well as cash-based awards).
The aggregate number of shares of the Company’s common stock that may be issued pursuant to awards granted under the 2023 Incentive Plan is 1,742,242 (which is equal to 1,760,000 shares less the number of shares underlying awards granted under the Prior Plan after September 11, 2023 and prior to November 30, 2023) plus the number of shares subject to any awards granted under the Prior Plan as of November 30, 2023 which, following such date, become available for issuance under the 2023 Incentive Plan pursuant to the terms of the 2023 Incentive Plan.
A description of the material terms of the 2023 Incentive Plan was set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities Exchange Commission on October 20, 2023 in the section entitled "Proposal No. 4 Approval of 2023 Equity Incentive Plan." The foregoing and the description in the Proxy Statement are not complete summaries of the terms of the 2023 Incentive Plan and are qualified by reference to the full text of the 2023 Incentive Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K (the “8-K”) and incorporated herein by reference.
In connection with the adoption of the 2023 Incentive Plan, the Compensation Committee of the Board adopted new forms of award agreements with respect to grants of restricted stock units and market stock units under the 2023 Incentive Plan, which are included as Exhibits 10.2 and 10.3, respectively, to this Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07, below, on November 30, 2023, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation. The Charter Amendment became effective upon the filing of a Third Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware on November 30, 2023 to effect the changes set forth below. The Restated Charter was approved and adopted by the Board of Directors of the Company (the “Board”), subject to approval by the Company’s stockholders. The Restated Charter amended the Second Amended and Restated Certificate of Incorporation to provide that the Company’s directors, or the entire Board, may be removed with or without cause.

Additionally, upon filing of the Restated Charter with the Secretary of State of the State of Delaware, the Company’s Third Amended and Restated Bylaws (the “Restated Bylaws”) became effective. The Restated Bylaws were previously approved by the Board, subject to approval of the Restated Charter by the Company’s stockholders. The Restated Bylaws amend the Second Amended and Restated Bylaws to provide (i) that any director, or the entire Board, may be removed from office in accordance with the terms set forth in the Company’s certificate of incorporation, and (ii) for certain administrative amendments, specifying that (x) the notice of annual meetings of stockholders will include the means of remote communications, if any, and (y) adjournments of stockholders meeting may be taken to address a technical failure to convene or continue a meeting using remote communication.
The foregoing summaries of the Restated Charter and the Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Charter and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, holders of an aggregate of 56,174,813 shares of the Company’s common stock at the close of business on October 3, 2023 were entitled to vote at the meeting, of which 52,766,983, or 93.9%, of the eligible shares were represented in person or by proxy. The matters voted upon at the meeting and the results of those votes are as follows:

Proposal 1: Election of Directors to hold office for one-year term or until their respective successors are elected and qualified, or their earlier death, resignation or removal.

	For	Withheld	Broker Non-votes
Steven R. Beauchamp	49,546,690	476,476	2,743,817

Linda M. Breard	49,619,051	404,115	2,743,817

Virginia G. Breen	48,758,468	1,264,698	2,743,817

Jeffrey T. Diehl	45,039,428	4,983,738	2,743,817

Robin L. Pederson	49,113,183	909,983	2,743,817

Andres D. Reiner	48,546,694	1,476,472	2,743,817

Kenneth B. Robinson	49,708,763	314,403	2,743,817

Steven I. Sarowitz	48,712,957	1,310,209	2,743,817

Ronald V. Waters III	48,355,226	1,667,940	2,743,817

Toby J. Williams	49,531,713	491,453	2,743,817

Based on the votes set forth above, all of the director nominees were duly elected.

Proposal 2: Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending June 30, 2024.

For	Against	Abstaining
52,610,991	140,207	15,785

Based on the votes set forth above, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 was ratified.

Proposal 3: Advisory vote to approve the compensation of named executive officers.

For	Against	Abstaining	Broker Non-votes
47,199,954	2,791,524	31,688	2,743,817

Based on the votes set forth above, the stockholders advised that they were in favor of the compensation awarded to the Company’s named executive officers.

Proposal 4: Approval of the 2023 Equity Incentive Plan

For	Against	Abstaining	Broker Non-votes
48,942,550	1,070,448	10,168	2,743,817

Based on the votes set forth above, the Company’s stockholders approved the 2023 Equity Incentive Plan.

Proposal 5: Amendment to Article VI of the Company’s Second Amended and Restated Certificate of Incorporation

For	Against	Abstaining	Broker Non-votes
49,973,284	34,597	15,285	2,743,817

Based on the votes set forth above, the Company’s stockholders approved the amendment to the Second Amended and Restated Certificate of Incorporation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of the Registrant.
3.2	Third Amended and Restated Bylaws of the Registrant.
10.1	2023 Equity Incentive Plan.
10.2	Form of U.S. Executive Restricted Stock Unit Notice of Grant and Award Agreement under 2023 Equity Incentive Plan.
10.3	Form of Market Stock Unit Notice of Grant and Award Agreement under 2023 Equity Incentive Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: December 4, 2023	By:	/s/ Ryan Glenn
Ryan Glenn
Chief Financial Officer and Treasurer